SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):   October 17, 1997



                           ARVIDA/JMB PARTNERS, L.P.
                          --------------------------


       Delaware                 0-16976                  36-3507015
     -------------           ------------            -------------------
       (State of              (Commission               (IRS Employer
     Organization)           File Number)            Identification No.)



              900 North Michigan Avenue, Chicago, Illinois  60611
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code:  (312) 915-1987
      -------------------------------------------------------------------



                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since past report)



















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


                           ARVIDA/JMB PARTNERS, L.P.


ITEM 2. DISPOSITION OF ASSETS. On October 17, 1997, Arvida/JMB Partners, L.P. (the "Partnership") closed on the sale of Arvida Parkway Center, which contains approximately 258,000 square feet of space in a mix of offices, restaurants, retail and financial institutions, and a Radisson Suite Hotel, in Boca Raton, Florida, to Stanford Lake Hotel, Inc., Boca Lake Office, Inc. and Boca Lake Retail, Inc. (collectively referred to as the "Buyers").

The Partnership made certain representations, warranties and indemnities for the benefit of the Buyers under the Sale and Purchase Agreement which will survive the closing for a period of one year from the date of closing.

The Buyers are not affiliated with the Partnership or its General Partner, and the gross sale price of $38,500,000 was determined by arm's-length negotiations. Net cash proceeds from the sale, after prorations and closing costs, totaled $36,358,966.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired

                  Not applicable

      (b)   Pro Forma Financial Information

                  See Attached

      (c)   Exhibits

            2.1 Agreement for Sale and Purchase of Real Property dated July 25, 1997 by and between Center Retail Partners, Center Office Partners, Center Hotel Limited Partnership, and Arvida/JMB Partners, L.P. and Stanford Hotels Corporation for the sale of Arvida Parkway Center located in Boca Raton, Florida, is filed herewith.































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                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ARVIDA/JMB PARTNERS, L.P.

                              By:   ARVIDA/JMB MANAGERS, INC.,
                                    its General Partner



                                          GAILEN J. HULL
                                    By:   Gailen J. Hull
                                          Vice President



Date:  November 3, 1997
















































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
                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                            CONSOLIDATED BALANCE SHEET

                                                                                  Pro Forma
                                                               Historical        Adjustments          Pro Forma
                                                                June 30,         for Disposi-          June 30,
                                                                  1997             tion (1)             1997
                                                               ----------        -----------         ----------

ASSETS

Cash and cash equivalents. . . . . . . . . . . . . . .       $ 14,427,301         26,540,672         40,967,973
Restricted cash. . . . . . . . . . . . . . . . . . . .         12,940,165                            12,940,165
Trade and other accounts receivable
  (net of allowance for doubtful accounts
  of $248,351 at June 30, 1997). . . . . . . . . . . .          7,497,602            (25,020)         7,472,582
Mortgages receivable, net. . . . . . . . . . . . . . .            757,180                               757,180
Real estate inventories. . . . . . . . . . . . . . . .        182,292,695                           182,292,695
Property and equipment held for sale or
  disposition. . . . . . . . . . . . . . . . . . . . .         41,279,342        (24,385,667)        16,893,675
Property and equipment, net. . . . . . . . . . . . . .         38,110,789                            38,110,789
Investments in and advances to joint ventures,
  net. . . . . . . . . . . . . . . . . . . . . . . . .          2,735,074                             2,735,074
Equity memberships . . . . . . . . . . . . . . . . . .          4,984,918                             4,984,918
Amounts due from affiliates. . . . . . . . . . . . . .          1,182,128                             1,182,128
Prepaid expenses and other assets. . . . . . . . . . .          7,824,833         (1,173,766)         6,651,067
                                                             ------------        -----------       ------------

          Total assets . . . . . . . . . . . . . . . .       $314,032,027            956,219        314,988,246
                                                             ============        ===========       ============

LIABILITIES

Accounts payable . . . . . . . . . . . . . . . . . . .       $ 17,581,054                            17,581,054
Deposits . . . . . . . . . . . . . . . . . . . . . . .         22,093,897           (233,307)        21,860,590
Accrued expenses and other liabilities . . . . . . . .         15,119,741           (420,596)        14,699,145
Notes and mortgages payable, net . . . . . . . . . . .         30,177,914         (9,983,793)        20,194,121
                                                             ------------        -----------       ------------
Commitments and contingencies

          Total liabilities. . . . . . . . . . . . . .       $ 84,972,606        (10,637,696)        74,334,910
                                                             ============        ===========       ============

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


                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                      CONSOLIDATED BALANCE SHEET - CONTINUED



                                                                                  Pro Forma
                                                               Historical        Adjustments          Pro Forma
                                                                June 30,         for Disposi-          June 30,
                                                                  1997             tion (1)             1997
                                                               ----------        -----------         ----------
Partners' capital accounts (deficits):
  General Partner and Associated Limited Partner:
    Capital contributions. . . . . . . . . . . . . . .       $     20,000                                20,000
    Cumulative net income. . . . . . . . . . . . . . .         37,097,572            255,570         37,353,142
    Cumulative cash distributions. . . . . . . . . . .        (35,839,796)                          (35,839,796)
                                                             ------------        -----------       ------------
                                                                1,277,776            255,570          1,533,346
                                                             ------------        -----------       ------------
  Limited partners:
    Capital contributions. . . . . . . . . . . . . . .        364,841,815                           364,841,815
    Cumulative net income. . . . . . . . . . . . . . .         39,734,696         11,338,345         51,073,041
    cumulative cash distributions. . . . . . . . . . .       (176,794,866)                         (176,794,866)
                                                             ------------        -----------       ------------
                                                              227,781,645         11,338,345        239,119,990
                                                             ------------        -----------       ------------
          Total partners' capital accounts . . . . . .        229,059,421         11,593,915        240,653,336
                                                             ------------        -----------       ------------
          Total liabilities and
            partners' accounts . . . . . . . . . . . .       $314,032,027            956,219        314,988,246
                                                             ============        ===========       ============


(1)       The 1997 unaudited pro forma consolidated financial statements give effect to the sale of Arvida
Parkway Center in Boca Raton, Florida (the "Plaza") as if the sale had occurred, for balance sheet purposes, on
June 30, 1997 and, for statement of operation purposes, on the earliest date presented.









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


                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                               Historical                             Pro Forma
                                                               Six Months         Pro Forma          Six Months
                                                                 Ended           Adjustments           Ended
                                                                June 30,         for Disposi-          June 30,
                                                                  1997             tion (1)             1997
                                                               ----------        -----------         ----------
Revenues:
  Housing. . . . . . . . . . . . . . . . . . . . . . .       $ 77,890,164                            77,890,164
  Homesites. . . . . . . . . . . . . . . . . . . . . .          8,731,704                             8,731,704
  Land and property. . . . . . . . . . . . . . . . . .          3,280,349                             3,280,349
  Operating properties . . . . . . . . . . . . . . . .         16,780,263         (5,035,641)        11,744,622
  Brokerage and other operations . . . . . . . . . . .         11,689,258                            11,689,258
                                                             ------------       ------------       ------------
          Total revenues . . . . . . . . . . . . . . .        118,371,738         (5,035,641)       113,336,097
                                                             ------------       ------------       ------------
Cost of revenues:
  Housing. . . . . . . . . . . . . . . . . . . . . . .         67,382,639                            67,382,639
  Homesites. . . . . . . . . . . . . . . . . . . . . .          5,214,387                             5,214,387
  Land and property. . . . . . . . . . . . . . . . . .          2,527,779                             2,527,779
  Operating properties . . . . . . . . . . . . . . . .         13,939,744         (3,553,067)        10,386,677
  Brokerage and other operations . . . . . . . . . . .         11,176,450                            11,176,450
                                                             ------------       ------------       ------------
          Total cost of revenues . . . . . . . . . . .        100,240,999         (3,553,067)        96,687,932
                                                             ------------       ------------       ------------

Gross operating profit . . . . . . . . . . . . . . . .         18,130,739         (1,482,574)        16,648,165
Selling, general and administrative expenses . . . . .        (12,199,315)                          (12,199,315)
                                                             ------------       ------------       ------------

          Net operating income . . . . . . . . . . . .          5,931,424         (1,482,574)         4,448,850

Interest income. . . . . . . . . . . . . . . . . . . .          1,031,386                             1,031,386
Equity in earnings of unconsolidated ventures. . . . .             19,805                                19,805
Interest and real estate taxes . . . . . . . . . . . .         (1,972,050)           482,446         (1,489,604)
                                                             ------------       ------------       ------------
          Net income . . . . . . . . . . . . . . . . .       $  5,010,565          1,000,128          4,010,437
                                                             ============       ============       ============
          Net income per Limited
            Partnership Interest . . . . . . . . . . .       $       9.07              (2.48)              6.59
                                                             ============       ============       ============

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


                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                 CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED


(1)       The 1997 unaudited pro forma consolidated financial statements give effect to the sale of Arvida
Parkway Center in Boca Raton, Florida (the "Plaza") as if the sale had occurred, for balance sheet purposes, on
June 30, 1997 and, for statement of operation purposes, on the earliest date presented.





































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


                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                       CONSOLIDATED STATEMENT OF OPERATIONS

                                                              Historical          Pro Forma         Pro Forma
                                                              Year Ended         Adjustments        Year Ended
                                                             December 31,        for Disposi-      December 31,
                                                                 1997              tion (1)            1997
                                                            -------------        -----------       -----------
Revenues:
  Housing. . . . . . . . . . . . . . . . . . . . . . .       $236,236,822                           236,236,822
  Homesites. . . . . . . . . . . . . . . . . . . . . .         23,652,202                            23,652,202
  Land and property. . . . . . . . . . . . . . . . . .         25,979,069                            25,979,069
  Operating properties . . . . . . . . . . . . . . . .         29,985,372         (9,467,833)        20,517,539
  Brokerage and other operations . . . . . . . . . . .         26,959,804                            26,959,804
                                                             ------------       ------------       ------------
          Total revenues . . . . . . . . . . . . . . .        342,813,269         (9,467,833)       333,345,436
                                                             ------------       ------------       ------------
Cost of revenues:
  Housing. . . . . . . . . . . . . . . . . . . . . . .        202,965,915                           202,965,915
  Homesites. . . . . . . . . . . . . . . . . . . . . .         15,486,069                            15,486,069
  Land and property. . . . . . . . . . . . . . . . . .         18,554,274                            18,554,274
  Operating properties . . . . . . . . . . . . . . . .         28,560,746         (8,173,705)        20,387,041
  Brokerage and other operations . . . . . . . . . . .         25,389,876                            25,389,876
                                                             ------------       ------------       ------------
          Total cost of revenues . . . . . . . . . . .        290,956,880         (8,173,705)       282,783,175
                                                             ------------       ------------       ------------

Gross operating profit . . . . . . . . . . . . . . . .         51,856,389         (1,294,128)         50,562,261

Selling, general and administrative expenses . . . . .        (22,554,641)                          (22,554,641)
                                                             ------------       ------------       ------------
          Net operating income . . . . . . . . . . . .         29,301,748         (1,294,128)        28,007,620

Interest income. . . . . . . . . . . . . . . . . . . .          1,567,646                             1,567,646
Equity in earnings (losses) of
  unconsolidated ventures. . . . . . . . . . . . . . .           (177,864)                             (177,864)
Interest and real estate taxes . . . . . . . . . . . .         (2,680,106)          (237,615)        (1,623,593)
                                                             ------------       ------------       ------------
          Net income . . . . . . . . . . . . . . . . .       $ 28,011,424           (237,615)        27,773,809
                                                             ============       ============       ============
          Net income per Limited
            Partnership Interest . . . . . . . . . . .       $      67.47              (0.59)             66.88
                                                             ============       ============       ============

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


                                          PROFORMA FINANCIAL INFORMATION

                                             ARVIDA/JMB PARTNERS, L.P.
                                              (A LIMITED PARTNERSHIP)
                                             AND CONSOLIDATED VENTURES

                                 CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED




(1)       The 1997 unaudited pro forma consolidated financial statements give effect to the sale of Arvida
Parkway Center in Boca Raton, Florida (the "Plaza") as if the sale had occurred, for balance sheet purposes, on
June 30, 1997 and, for statement of operation purposes, on the earliest date presented.




































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